UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2011

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2011, Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement with entities affiliated with an institutional investor and Fairfax Financial Holdings Limited, a corporation organized under the laws of Canada (“Fairfax”), in connection with a private placement of 4,800,000 shares of the Company’s common stock to an institutional investor and Fairfax (the “Private Placement”) at a price of $10.70 per share. The Private Placement is expected to close on or about June 30, 2011 and is subject to customary closing conditions. The Company intends to use the proceeds from the Private Placement to fund future acquisitions and for general working capital purposes.

The 4,800,000 shares of common stock issued in the Private Placement will be “restricted shares” as defined in Rule 144.

The shares of common stock to be issued in the Private Placement will not have been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Pursuant to the terms of the securities purchase agreement, the Company is required to file a registration statement with the U.S. Securities Commission covering the resale of the shares of common stock to be issued to the purchasers in the Private Placement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the securities purchase agreement, including the registration rights, do not purport to be complete and are qualified in its entirety to the full text of the securities purchase agreement, copies of which are attached hereto as Exhibit 99.1.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 regarding the Private Placement is incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Securities Purchase Agreement, dated June 28, 2011, by and among Kennedy-Wilson Holdings, Inc., a Delaware corporation and the Purchasers named thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/S/ FREEMAN A. LYLE
Freeman A. Lyle
Chief Financial Officer

Date: June 29, 2011

EXHIBIT INDEX

99.1	Securities Purchase Agreement, dated June 28, 2011, by and among Kennedy-Wilson Holdings, Inc., a Delaware corporation and the Purchasers named thereto.